Exhibit 10.50

BARE ESCENTUALS BEAUTY, INC.

FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of March 23, 2007 and entered into by and among BARE ESCENTUALS, INC., a Delaware corporation (“Holdings”), BARE ESCENTUALS BEAUTY, INC., a Delaware corporation (the “Company”), THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF, and BNP PARIBAS (“BNP Paribas”), as administrative agent for Lenders (in such capacity, “Administrative Agent”).  Reference is made to that certain Amended and Restated Credit Agreement dated as of December 20, 2006 by and among Holdings, Company, the Lenders referenced therein and BNP Paribas, as Administrative Agent (the “Credit Agreement”). Capitalized terms used herein without definition shall have the same meanings as set forth in the Credit Agreement, as amended hereby.

RECITALS

WHEREAS, the Company desires to increase its Permitted Acquisitions capacity under the Credit Agreement, to reconcile certain conflicting terms in the Credit Agreement relating to the timing of delivery of Pricing Certificates, and to make other corrective modifications;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.                                                    AMENDMENTS TO CREDIT AGREEMENT

A.            Section 1 of the Credit Agreement is hereby amended by deleting the defined term “Financial Plan”.

B.            Subsection 2.2A(i) of the Credit Agreement is hereby amended by deleting the words “the 45th day following the end of the most recently completed Fiscal Quarter” and replacing them with the words “the later of (x) the 45th day following the end of the most recently completed Fiscal Quarter and (y) receipt of the applicable Pricing Certificate by the Administrative Agent”.

C.            Subsection 6.1 of the Credit Agreement is hereby amended as follows:

(i)            Clause (ii) is hereby deleted in its entirety and replaced with the following:

“Quarterly Financials:  as soon as available and in any event within 60 days after the end of each Fiscal Quarter, (a) the consolidated balance sheet of Holdings and its Subsidiaries as at the end of such Fiscal Quarter and the related consolidated statements of income, stockholders’ equity and cash flows of Holdings and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such

Fiscal Quarter, setting forth in each case in comparative form the corresponding figures for the corresponding periods of the previous Fiscal Year, all in detail reasonably satisfactory to Administrative Agent and certified by the chief financial officer of Company that they fairly present, in all material respects, the financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and their cash flows for the periods indicated, subject to changes resulting from audit and normal year-end adjustments, and (b) a narrative report describing the operations of Holdings and its Subsidiaries for such Fiscal Quarter and for the period from the beginning of the then current Fiscal Year to the end of such fiscal quarter; provided, however, that, so long as Holdings is required to file reports under Section 13 of the Exchange Act, (x) the requirements of this paragraph with respect to the first three Fiscal Quarters of any Fiscal Year shall be deemed satisfied (including the requirements to deliver monthly financial statements) by the delivery of the quarterly financials of Holdings on Form 10-Q for the relevant Fiscal Quarter, signed by the duly authorized officer or officers of Holdings and (y) clause (a) of this paragraph will not require statements of stockholders’ equity or cash flows with respect to the fourth Fiscal Quarter of any Fiscal Year;”

(ii)           Clause (iii) is hereby amended by deleting the words “and the corresponding figures from the Financial Plan for the Fiscal Year covered by such financial statements”;

(iii)          Clause (iv) is hereby amended by deleting the words “45th day” and replacing it with the words “60th day”.

D.            Subsection 7.3 of the Credit Agreement is hereby amended as follows:

(i)            Subsection 7.3(x) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefor:

“(x)          Company and any other Subsidiary of Holdings may acquire assets (including Capital Stock and including Capital Stock of Subsidiaries formed in connection with any such acquisition) (in each case, a “Permitted Acquisition”) and continue to own such assets after the acquisition thereof; provided that the aggregate amount of Cash consideration paid by Company and any other Subsidiary of Holdings for Permitted Acquisitions shall not exceed $30,000,000 in any one Fiscal Year or $60,000,000 in the aggregate; and provided further that (i) Holdings and Company shall, and shall cause its Subsidiaries to, comply with the requirements of subsections 6.8 and 6.9 with respect to each such acquisition that results in a Person becoming a Subsidiary, (ii) Company shall have delivered a disclosure statement updating each of the Schedules to this Agreement and the other Loan Documents to reflect any factual revisions or modifications to the information set forth therein resulting from such acquisition; provided that any such update which alters the substantive effect of any representation or warranty, covenant or any other term or condition of this Agreement or any other Loan Document or which discloses an event or circumstance that, in any case, would otherwise require the consent of Administrative Agent, Requisite Lenders or Lenders to such modification, event or circumstance, shall not constitute a modification of this Agreement or any other Loan Document or a permitted disclosure hereunder or thereunder, and shall not excuse any Event of Default or Potential Event of Default which may otherwise arise

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in connection therewith, without written consent required hereunder of Administrative Agent, Requisite Lenders or Lenders, as the case may be; and (iii) after giving effect to such acquisition, the Subsidiaries of Holdings (1) shall not be engaged in any business not permitted by subsection 7.9, (2) shall be in compliance on a pro forma basis after giving effect to such acquisition with each of the financial covenants contained in subsection 7.5, (3) no Event of Default or Potential Event of Default shall have occurred and be continuing or would result from such acquisition, (4) the representations and warranties in Section 5 hereof  (as supplemented in accordance with (ii) above) shall be true, correct and complete in all material respects on and as of the Permitted Acquisition closing date to the same extent as though made on and as of that date (or, to the extent such representations and warranties specifically relate to an earlier date, such representations and warranties shall have been true, correct and complete in all material respects on and as of such earlier date), and (5) Company shall have delivered to Administrative Agent and the Lenders an Officer’s Certificate to the effect set forth in the foregoing clauses (1) through (4) and a Compliance Certificate to evidence clause (2);”

(ii)           Subsection 7.3(xii) of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following therefor:

“(xii)        Holdings, Company and the Subsidiary Guarantors may make and own Investments in Foreign Subsidiaries, provided that the amount of all such Investments made from and after the Restatement Date minus the amount of all cash dividends, distributions and other payments received by Holdings, Company or any of the Subsidiary Guarantors in respect of such Investments after the Restatement Date shall not at any time exceed $25,000,000, plus any amounts utilized for Permitted Acquisitions of Foreign Subsidiaries pursuant to clause (x) above;”

SECTION 2.                                                    REPRESENTATIONS AND WARRANTIES

In order to induce Lenders and Administrative Agent to enter into this Amendment, Company and Holdings each represents and warrants to each Lender and Administrative Agent that the following statements are true, correct and complete:

(i)            each of Company and Holdings has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the “Amended Agreement”);

(ii)           the execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary corporate action on the part of Company and Holdings;

(iii)          the execution and delivery by Company and Holdings of this Amendment and the performance by Company and Holdings of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to Holdings, Company or any of its Subsidiaries which have not been obtained, the Certificate or Articles of Incorporation or Bylaws of Holdings, Company or any of its Subsidiaries or any

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order, judgment or decree of any court or other agency of government binding on Holdings, Company or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of Holdings, Company or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings, Company or any of its Subsidiaries (other than Liens created under any of the Loan Documents in favor of Administrative Agent on behalf of Lenders and other Liens permitted under the Amended Agreement), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of Holdings, Company or any of its Subsidiaries which have not been obtained, except for with respect to the foregoing clauses (i) , (ii) and (iv)  above, such violations, conflicts, breaches, defaults or failures to obtain approvals or consents which could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(iv)          the execution and delivery by Company of this Amendment and the performance by Holdings and Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except for registrations, consents, approvals, notices and other actions that have been obtained, given or taken, or the failure of which to obtain, give or take have not and could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(v)           this Amendment and the Amended Agreement have been duly executed and delivered by Company and Holdings and are the legally valid and binding obligations of Company and Holdings, enforceable against Company and Holdings in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability; and

(vi)          no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Potential Event of Default.

SECTION 3.                                                    CONDITIONS TO EFFECTIVENESS

Except as set forth below, this Amendment shall become effective only upon the receipt by Administrative Agent and Company of written or telephonic notice that Company, Holdings and the Requisite Lenders have executed this Amendment and authorized its delivery.

SECTION 4.                                                    MISCELLANEOUS

A.            Reference to and Effect on the Credit Agreement and the Other Loan Documents.

(i)            On and after the effective date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement and each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import

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referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

(ii)           Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(iii)          The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under the Credit Agreement or any of the other Loan Documents.

B.            Headings.  Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

C.            Applicable Law.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

D.            Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

[Remainder of this page intentionally left blank]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

COMPANY:

BARE ESCENTUALS BEAUTY, INC.

	By:	/s/ Leslie A. Blodgett
	Name:	Leslie A Blodgett
	Title:	President, Chief Executive Officer and
Secretary

HOLDINGS:

BARE ESCENTUALS, INC.

	By:	/s/ Leslie A. Blodgett
	Name:	Leslie A Blodgett
	Title:	Chief Executive Officer

LENDERS:	BNP PARIBAS,
individually and as Administrative Agent

	By:	/s/ PJ de Filippis
	Name:	PJ de Filippis
	Title:	Managing Director

	By:	/s/ Cecile Scherer
	Name:	Cecile Scherer
	Title:	Director, Merchant Banking Group

The Governor and Company of the Bank of
Ireland

By:	/s/ Paul Clarke
Name:	Paul Clarke
Title:	Director

By:	/s/ Louise O’Connor
Name:	Louise O’Connor
Title:	Vice President

CIBC Inc.

By:	/s/Gerald Girardi
Name:	Gerald Girardi
Title:	Authorized Signatory
CIBC Inc.

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CIT LENDING SERVICES
CORPORATION

By:	/s/Michael L. LaManes
Name:	Michael L. LaManes
Title:	Vice President

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ING PRIME RATE TRUST			ING INVESTMENT MANAGEMENT CLO I, Ltd.
By:	ING Investment Management Co.		By:	ING Investment Management Co.
	as its investment manager			as its investment manager

/s/Brian S. Horton
	By:	/s/Brian S. Horton	Name:	Brian S. Horton
	Name:	Brian S. Horton	Title:	Senior Vice President
	Title:	Senior Vice President

ING SENIOR INCOME FUND			ING INVESTMENT MANAGEMENT CLO II, LTD.
By:	ING Investment Management Co.		By:	ING Alternative Asset Management LLC,
	as its investment manager			as its investment manager

	By:	/s/Brian S. Horton		/s/Brian S. Horton
	Name:	Brian S. Horton	Name:	Brian S. Horton
	Title:	Senior Vice President	Title:	Senior Vice President

ING International (II) — Senior Bank Loans Euro			ING INVESTMENT MANAGEMENT CLO III, LTD.
By:	ING Investment Management Co.		By:	ING Alternative Asset Management LLC,
	as its investment manager			as its investment manager

	/s/Brian S. Horton			/s/Brian S. Horton
	Name:	Brian S. Horton	Name:	Brian S. Horton
	Title:	Senior Vice President	Title:	Senior Vice President

ING International (II) — Senior Bank Loans USD			ING INVESTMENT MANAGEMENT CLO IV, LTD.
By:	ING Investment Management Co.		By:	ING Alternative Asset Management LLC,
	as its investment manager			as its investment advisor

	/s/Brian S. Horton			/s/Brian S. Horton
	Name:	Brian S. Horton	Name:	Brian S. Horton
	Title:	Senior Vice President	Title:	Senior Vice President

WhiteHorse II, Ltd
By:	WhiteHorse Capital Partners, L.P.
As Collateral Manager

By:	/s/Ethan Underwood
Name:	Ethan Underwood
Title:	Portfolio Manager

Denali Capital LLC, managing member of DC
Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO I, LTD., or an affiliate

By:	/s/Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

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Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO III, LTD., or an affiliate

By:	/s/Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

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Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO IV, LTD., or an affiliate

By:	/s/Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

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VAN KAMPEN
SENIOR INCOME TRUST
By:	Van Kampen Asset Management

By:	/s/Christina Jamieson
Name:	Christina Jamieson
Title:	Managing Director

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VAN KAMPEN
SENIOR LOAN FUND
By:	Van Kampen Asset Management

By:	/s/Christina Jamieson
Name:	Christina Jamieson
Title:	Managing Director

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LightPoint CLO III, Ltd.
LightPoint CLO IV, Ltd.
LightPoint CLO V, Ltd.

By:	/s/Colin Donlan
Name:	Colin Donlan
Title:	Director

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CYPRESSTREE CLAIF FUNDING LLC

By:	/s/Kristi Milton
Name:	Kristi Milton
Title:	Assistant Vice President

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ULT CBNA Loan Funding LLC, for itself or as agent for
ULT CFPI Loan Funding LLC

By:	/s/Patrick Reichart
Name:	Patrick Reichart
Title:	Attorney-in-fact

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Stanfield Vantage CLO, Ltd
By:	Stanfield Capital Partners, LLC
as its Asset Manager

By:	/s/David Frey
Name:	David Frey
Title:	Managing Director

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Stanfield Arbitrage CDO, Ltd
By:	Stanfield Capital Partners, LLC
as its Collateral Manager

By:	/s/David Frey
Name:	David Frey
Title:	Managing Director

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Stanfield Carrera CLO, Ltd
By:	Stanfield Capital Partners, LLC
as its Asset Manager

By:	/s/David Frey
Name:	David Frey
Title:	Managing Director

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Stanfield Bristol CLO, Ltd
By:	Stanfield Capital Partners, LLC
as it Collateral Manager

By:	/s/David Frey
Name:	David Frey
Title:	Managing Director

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LENDERS:	WhiteHorse I, Ltd
	By:	WhiteHorse Capital Partners, L.P.
As Collateral Manager

	By:	/s/Ethan Underwood
	Name:	Ethan Underwood
	Title:	Portfolio Manager

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WhiteHorse III, Ltd.
By:	WhiteHorse Capital Partners, L.P.
As Collateral Manager

By:	/s/Ethan Underwood
Name:	Ethan Underwood
Title:	Portfolio Manager

Denali Capital LLC, managing member of
DC Funding Partners LLC, portfolio manager for
DENALI CAPITAL CLO V, LTD., or an affiliate

By:	/s/Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

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EAGLE CREEK CLO, LTD

By:	/s/Richard M. Matas
Name:	Richard M. Matas
Title:	Authorized Signor

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Denali Capital LLC, managing member of
DC Funding Partners LLC, Porfolio manager for DENALI
CAPITAL CREDIT OPPORTUNITY FUND FINANCING.
LTD., or an affiliate

By:	/s/Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

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Loan Star State Trust
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., its Investment Advisor

By:	/s/Brian Lohrding
Name:	Brian Lohrding, Treasurer
Title:	Strand Advisors, Inc.,
General Partner of
Highland Capital Managment, L.P.

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[ILLEGIBLE] CLO, Ltd.
By:	Highland Capital Management, L.P., As Collateral Manager
By:	Strand Advisors, Inc., its General Partner

By:	/s/Brian Lohrding
Name:	Brian Lohrding, Treasurer
Title:	Strand Advisors, Inc.,
General Partner of
Highland Capital Managment, L.P.

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DUANE STREET CLO I, LTD.
By:	DiMaio Ahmad Capital LLC, as
Collateral Manager

By:	/s/Paul Travers
Name:	Paul Travers
Title:	Managing Director

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Landmark VI CDO Limited
By:	Aladdin Capital Management, LLC.
as Manager

By:	/s/John J.D’Angelo
Name:	John J.D’Angelo
Title:	Authorized Signatory

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BALLANTYNE FUNDING LLC

By:	/s/Kristi Milton
Name:	Kristi Milton
Title:	Assistant Vice President

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Halcyon Structured Asset Management CLO I LTD.

By:	/s/James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

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Evergreen CBNA Loan Funding LLC

By:	/s/Erich VanRavenswaay
Name:	Erich VanRavenswaay
Title:	Assistant Vice President

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Grand Central Asset Trust, HLD Series

By:	/s/Erich VanRavenswaay
Name:	Erich VanRavenswaay
Title:	Assistant Vice President

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Rockwall CDO LTD.
By:	Highland Capital Management, L.P.
As Collateral Manager
By:	Strand Advisors, Inc., Its General Partner

By:	/s/Brian Lohrding
Name:	Brian Lohrding, Treasurer
Title:	Strand Advisors, Inc.
General Partner of
Highland Capital Management, L.P.

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Highland Credit Opportunities CDO Ltd
By:	Highland Capital Management, L.P.
As Collateral Manager
By:	Strand Advisors, Inc., Its General
Partner

By:	/s/Brian Lohrding
Name:	Brian Lohrding, Treasurer
Title:	Strand Advisors, Inc.
General Partner of
Highland Capital Management, L.P.

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Denali Capital LLC, managing member of
DC Funding Partners LLC, Porfolio manager for
DENALI CAPITAL CLO VI, LTD., or an affiliate

By:	/s/Kelli C. Marti
Name:	Kelli C. Marti
Title:	Senior Vice President

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Aerlie CLO 2006-1 Ltd

By:	/s/Alex Tuff
Name:	Alex Tuff
Title:	Head of Bank Dept

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FALL CREEK CLO, LTD.

By:	/s/Richard M. Matas
Name:	Richard M. Matas
Title:	Authorized Signor

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By:	Callidus Debt Partners CLO Fund IV Ltd
By:	Its Collateral Manager,
Callidus Capital Management, LLC.

By:	/s/Peter R. Bennitt
Name:	PETER R. BENNITT
Title:	PRINCIPAL

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By:	Callidus Debt Partners CLO Fund V. Ltd.
By:	Its Collateral Manager,
Calidus Capital Management, LLC.

By:	/s/Peter R. Bennitt
Name:	PETER R. BENNITT
Title:	PRINCIPAL

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By:	MAPS CLO Fund I, LLC
By:	Its Collateral Manager,
Calidus Capital Management, LLC.

By:	/s/Peter R. Bennitt
Name:	PETER R. BENNITT
Title:	PRINCIPAL

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WhiteHorse IV, Ltd.
By: WhiteHorse Capital Partners, L.P.
As Collateral Manager

By:	/s/ Ethan Underwood
Name:	Ethan Underwood
Title:	Portfolio Manager

Mountain View Funding CLO 2006-I, Ltd.
By: Seix Advisors, a fixed income division of
Trusco Capital Management, Inc., as Collateral Manager

By:	/s/ George Goudelias
Name:	George Goudelias
Title:	PM, Seix Advisors

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DUNES FUNDING LLC

By:	/s/ Kristi Milton
Name:	Kristi Milton
Title:	Assistant Vice President

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Ballyrock CLO II Limited
BALLYROCK Investment Advisors LLC, as
Collateral Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

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Ballyrock CLO III Limited
BALLYROCK Investment Advisors LLC, as
Collateral Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

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Fraser Sullivan CLO I Ltd.
By: Fraser Sullivan Investment Management,
LLC, as Collateral Manager

By:	/s/ Tighe P. Sullivan
Name:	Tighe P. Sullivan
Title:	Managing Partner

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[ILLEGIBLE]
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc.
as General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding, Treasurer
Title:	Strand Advisors, Inc. General Partner of Highland Capital Management L.P.

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Highland Floating Rate Advantage Fund

By:	/s/ M. Jason Blackburn
Name:	M. Jason Blackburn
Title:	Treasurer

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Southfork CLO, Ltd.
By: Highland Capital Management, L.P.
As Collateral Manager
By: Strand Advisors, Inc.
as General Partner

By:	/s/ Brian Lohrding
Name:	Brian Lohrding, Treasurer
Title:	Strand Advisors, Inc. General Partner of Highland Capital Management L.P.

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Halcyon Structured Asset Management Long
Secured/Short Unsecured CLO 2006-1 LTD.

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

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Halcyon Structured Asset Management Long
Secured/Short Unsecured CLO II LTD.

By:	/s/ James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

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CS Advisors CLO I Ltd.
By: Capital Sourse Advisors LLC, As Portfolio Manager
And attorney-in-fact

By:	/s/ Charles A. Stearas
Name:	Charles A. Stearas
Title:	Vice President

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Stanfield AZURE CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

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Stanfield Modena CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Asset Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

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Stanfield Quattro CLO, Ltd.
By: Stanfield Capital Partners, LLC
As its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

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Stanfield Veyron CLO, Ltd.
By: Stanfield Capital Partners, LLC
as its Collateral Manager

By:	/s/ David Frey
Name:	David Frey
Title:	Managing Director

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CREDIT SUISSE INTERNATIONAL

By:	/s/ Melanie Harrier
Name:	Melanie Harrier
Title:	Assistant Vice President Operations

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STERLING FARMS FUNDING LLC

By:	/s/ Kristi Milton
Name:	Kristi Milton
Title:	Assistant Vice President

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Telos CLO 2006-1, LTD

By:	/s/ Jonathan Tepper
Name:	Jonathan Tepper, as A-I-F
Title:	Principal

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Greyrock CDO LTD
By: Aladdin Capital Management, LLC
as Manager

By:	/s/ John J. D’Angelo
Name:	John J. D’Angelo
Title:	Authorized Signatory

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Landmark VIII CDO Limited
By: Aladdin Capital Management, LLC
as Manager

By:	/s/ John J. D’Angelo
Name:	John J. D’Angelo
Title:	Authorized Signatory

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FM Leveraged Capital Fund II
By: GSO Capital Partners LP as Subadviser to
FriedbergMilstein LLC

By:	/s/ Melissa Marano
Name:	Melissa Marano
Title:	Authorized Signatory

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Landmark IX CDO Limited
By: Aladdin Capital Management, LLC
as Manager

By:	/s/ John J. D’Angelo
Name:	John J. D’Angelo
Title:	Authorized Signatory

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Aerlie CLO 2006-II Ltd.

By:	/s/ Alex Tuff
Name:	Alex Tuff
Title:	Head of BankDebt

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Ballyrock CLO 2006-I Limited
BALLYROCK Investment Advisors LLC, as
Collateral Manager

By:	/s/ Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

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Fraser Sullivan CLO II Ltd.
By: Fraser Sullivan Investment Management,
LLC, as Collateral Manager

By:	/s/ Tighe P. Sullivan
Name:	Tighe P. Sullivan
Title:	Managing Partner

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Mountain View CLO II, Ltd.
By:	Seix Advisors, a fixed income division of
Trusco Capital Management, Inc., as Collateral
Manager

By:	/s/George Goudelias
Name:	George Goudelias
Title:	PM, Seix Advisors

Ballyrock CLO 2006-2 LTD
BALLYROCK Investment Advisors LLC, as
Collateral Manager

By:	/s/Lisa Rymut
Name:	Lisa Rymut
Title:	Assistant Treasurer

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FriedbergMilstein Private Capital Fund I
By:	GSO Capital Partners LP as Subadviser to
FriedbergMilstein LLC

By:	/s/Melissa Marano
Name:	Melissa Marano
Title:	Authorize Signatory

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CANARAS SUMMIT CLO LIMITED
By: BNP Parlbas New York Branch
As attorney-in-fact

By:	/s/Samrah Kazmi
Name:	Samrah Kazmi
Title:	Vice President

CANARAS SUMMIT CLO LIMITED
By: BNP Parlbas New York Branch
As attorney-in-fact

By:	[ILLEGIBLE]
Name:
Title:

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By:	MAPS CLO Fund II, Ltd.
By:	Its Collateral Manager
Callidus Capital Management, LLC

By:	/s/Peter R. Bennitt
Name:	Peter R. Bennitt
Title:	PRINCIPAL

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Halcyon Sturctured Asset Management Long
Secured/Short Unsecured CLO III LTD.

By:	/s/James W. Sykes
Name:	James W. Sykes
Title:	Managing Principal

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By:	Callidus Debt Partners CLO Fund VI, Ltd
By:	Its Collateral Manager
Callidus Capital Management, LLC

By:	/s/Peter R. Bennitt
Name:	Peter R. Bennitt
Title:	PRINCIPAL

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PREMIER FUNDING LTD.

By:	/s/Kyle C. Sliger
Name:	Kyle C. Sliger
Title:	Authorized Signatory

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